                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of SRS Labs, Inc. pertaining to the SRS Labs, Inc. Amended and Restated 1996 Long-Term Incentive Plan, of our report dated January 31, 1997, appearing in SRS Labs, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Costa Mesa, California
June 12, 1997